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                                                                  Exhibit No. 10

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 14, 1999 in this Registration Statement (Form N-1A No. 33-33231) of PaineWebber Financial Services Growth Fund Inc.


                                           /s/ Ernst & Young LLP

                                           ERNST & YOUNG LLP


New York, New York
July 26, 1999